EXECUTION COPY




                AMENDMENT
                  NO. 6

                     to
          LOAN & SECURITY AGREEMENT
               Dated as of
              February 28, 1994
       (LEASE WAREHOUSE FACILITY AMENDMENT)


  THIS AMENDMENT No. 6
("Amendment")  dated as of  March 12, 1997 is  entered into among AEGIS
AEGIS ACCEPTANCE CORP., a Delaware corporation ("AAC"), AEGIS CONSUMER FINANCE, INC., a Delaware corporation ("ACF") (each of AAC and ACF, individually, a "Borrower"and collectively, the "Borrowers")and III
FINANCE LTD., a Cayman Islands company ("Lender"). Reference is hereby made to that certain Loan and Security Agreement among the parties hereto dated as of February 28, 1994 as amended by that certain Amendment
No. 1 dated as of May 25, 1994, that certain Amendment No. 2 dated as of August 23, 1994, that certain Master Amendment ("Amendment No. 3") to Loan and Security Agreements dated as of August 24, 1995, that certain Amendment No. 4 dated as of September 13, 1995 and that certain Amendment No. 5 dated as of October 18, 1995 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein). The Borrowers and the Lender have agreed to amend the Loan Agreement as hereinafter set forth.



 SECTION 1. Amendments to the Loan Agreement. The Loan Agreement is, effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:



          1.1 Notwithstanding anything to the contrary in the Loan Agreement, all obligations, if any, of the Lender to make any future Loans thereunder shall hereby cease and be of no further force and effect.

          1.2 Notwithstanding anything to the contrary in the Loan Agreement, the Borrowers shall be entitled to grant subordinate security interests in the Collateral (i) to III Finance Ltd. and III Global Ltd. in order to secure obligations of such lenders under that certain Loan and Security Agreement dated as of March 12, 1997, as such agreement may be amended or otherwise modified from time to time and (ii) to Norwest Bank Minnesota, N.A. as trustee under that certain Indenture dated as of March ___, 1997; provided that all such security interests are subordinated to the lien of the Lender on terms and conditions satisfactory to the Lender.


          SECTION 2. Conditions Precedent. This Amendment shall become effective upon receipt by the Lender of (i) counterpart signature pages of this Amendment, executed by the Lender and each of the Borrowers and (ii) the executed reaffirmation of guaranty attached hereto.

          SECTION 3.  Covenants, Representations and Warranties ofthe
  Borrowers.

          3.l Upon the effectiveness of this Amendment, each of the Borrowers hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.
        3.2 Each of the Borrowers hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against such Borrower in accordance with its terms.

          SECTION 4.  Reference to and Effect on the Loan Agreement.

          4.l Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

          4.2 Except as specifically amended above, the Loan Agreement and all other Financing Agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any other Financing Agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


 III FINANCE  LTD.


 By______________________________
  Name:
  Title:

  AEGIS  ACCEPTANCE CORP.


 By______________________________
 Name:
 Title:

  AEGIS  CONSUMER FINANCE, INC.


 By______________________________
 Name:
 Title:

        ACKNOWLEDGMENT TO AMENDMENT NO. 6 to
          LOAN AND SECURITY AGREEMENT
   The Aegis Consumer Funding Group hereby consents to the agreements of the Lender and the Borrowers contained in the foregoing Amendment No. 6 to Loan and Security Agreement, and reaffirms all of its obligations under the Guaranty executed by it in connection with the Loan Agreement, which Guaranty shall remain in full force and effect, before and after giving effect to the amendments described hereinabove, and such Guaranty is hereby ratified and confirmed.


 THE AEGIS CONSUMER FUNDING GROUP, INC.


 By______________________________
 Name:
 Title: